                                                                     EXHIBIT 4.1

                               [TheraSense LOGO]

                                    SHARES

                             --------------------
                                   TS NUMBER

                        INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE

                                 COMMON STOCK

                             --------------------
                                    SHARES

                                SEE REVERSE FOR
                              CERTAIN DEFINITIONS

                               CUSIP 883381 10 5

This certificate is transferable in The Cities of Chicago, IL and New York, New York

THIS CERTIFIES THAT

                         -----------------------------------------


IS THE RECORD HOLDER OF

                         -----------------------------------------


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           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        $0.001 PAR VALUE PER SHARE, OF

                               THERASENSE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                            [CERTIFICATE OF STOCK]

Dated:
       ---------------

                                    [SEAL]

/s/  KAREN A. DEMPSEY                                    /s/  W. MARK LORTZ
------------------------                                 -----------------------
CORPORATE SECRETARY                                      CHAIRMAN, PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

                               THERASENSE, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                       UNIF GIFT MIN ACT:_______Custodian_______
                                                          (Cust)         (Minor)

                                               under Uniform Gifts to Minors
                                               Act______________________________
                                                          (State)


TEN COM - as tenants in common         UNIF TRANS MIN ACT:______Custodian_______
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
 JT TEN - as joint tenants with
          right of survivorship and            under Uniform Transfers to Minors
          not as tenants in common             Act______________________________
                                                          (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

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________________________________________________________________________________

__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________________________Attorney
to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated
     __________________________

                                  X
                                  ______________________________________________

                                  X
                                  ______________________________________________
                                  NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                  ENLARGEMENT, OR ANY CHANGE WHATEVER.

In presence of

__________________________________

__________________________________

SIGNATURE (S) GUARANTEED

By:

__________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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